Exhibit 21.1
Fidelity National Information Services, Inc.
A Georgia corporation
List of Subsidiaries
As of December 31, 2022

Company	Incorporation

11601 Roosevelt Boulevard Realty, LLC	Delaware
Advanced Portfolio Technologies Ltd.	Bermuda
AFSF II AIV Investors D-LP	Delaware
AGES Participacoes Ltda.	Brazil
AKC Insurance Company LLC	Hawaii
Alphakinetic Ltd.	United Kingdom
Armed Forces Financial Network, LLC (50%)	Florida
Automated Securities Clearance LLC	Delaware
Best Payment Solutions, Inc.	Illinois
C&E Holdings Luxembourg S.a.r.l.	Luxembourg
Certegy SAS	France
Chex Systems Inc.	Minnesota
Clear2Pay (Shenzhen) Company Limited	China
Clear2Pay APAC Pte. Ltd.	Singapore
Clear2Pay APAC Pty Ltd.	Australia
Clear2Pay Belgium BV	Belgium
Clear2Pay BV	Belgium
Clear2Pay France SAS	France
Clear2Pay Germany GmbH	Germany
Clear2Pay Limited	England & Wales
Clear2Pay Nanjing Co. Limited	China
Clear2Pay Nederland BV	Netherlands
Clear2Pay Poland Sp. z o.o.	Poland
Clear2Pay Scotland Limited	Scotland
Clear2Pay Spain S.l.	Spain
ClearTwoPay Chile SpA	Chile
Complete Payment Recovery Services, Inc.	Georgia
CPRS Holdings, Inc.	Delaware
Direct Debit Pty Ltd	Australia
eFunds Corporation	Delaware
eFunds Holdings Limited	England & Wales
eFunds International Limited	England & Wales
Envoy Services South Africa (Pty) Limited	South Africa
F.I.S. Systems (Middle East) Limited	United Arab Emirates
Fidelity Holding Ltda.	Brazil
Fidelity Information Services (Hong Kong) Limited	Hong Kong
Fidelity Information Services (Iberia), S.L.U.	Spain
Fidelity Information Services (Israel) Ltd.	Israel
Fidelity Information Services (Thailand) Limited (99.9%)	Thailand
Fidelity Information Services de Mexico, S. de R.L. de C.V.	Mexico

Company	Incorporation

Fidelity Information Services Front Arena AB	Sweden
Fidelity Information Services GmbH	Germany
Fidelity Information Services India Private Limited	India
Fidelity Information Services International Holdings, Inc.	Delaware
Fidelity Information Services Limited	England & Wales
Fidelity Information Services Operations GmbH	Germany
Fidelity Information Services SARL	France
Fidelity Information Services Slovakia s.r.o.	Slovakia (Slovak Republic)
Fidelity Information Services, LLC	Arkansas
Fidelity International Resource Management, Inc.	Delaware
Fidelity National Information Services (Netherlands) B.V.	Netherlands
Fidelity National Information Services, Inc.	Georgia
Fidelity National Participacoes e Servicos de Informatica Ltda.	Brazil
Fidelity National Servicos de Tratamento de Documentos e Informatica Ltda.	Brazil
Fidelity National Servicos e Contact Center Ltda.	Brazil
Fidelity Participacoes e Servicos Ltda.	Brazil
Financial Insurance Marketing Group, Inc.	Washington D.C.
FIS (Switzerland) SA	Switzerland
FIS (Tunisia) I SARL	Tunisia
FIS (Tunisia) II SARL	Tunisia
FIS Ambit Holdings Pty Ltd	Australia
FIS Apex (UK) Limited	England & Wales
FIS Asia Pacific Inc.	Delaware
FIS AsiaPacRim Holdings Ltd.	England & Wales
FIS Australasia Pty Ltd.	Australia
FIS Banking Solutions UK Limited	England & Wales
FIS Bilgisayar Hizmetleri Ticaret Limited Sirketi	Turkey
FIS Brokerage & Securities Services LLC	Delaware
FIS Capital Markets UK Limited	England & Wales
FIS Capital Markets US LLC	Delaware
FIS Card Services (Thailand) Co., Ltd.	Thailand
FIS Consulting Services (Ireland) Limited	Ireland
FIS Denmark ApS	Denmark
FIS Derivatives Utility Services (Singapore) Pte. Ltd.	Singapore
FIS Derivatives Utility Services (UK) Limited	England & Wales
FIS Derivatives Utility Services LLC	Delaware
FIS Energy Solutions Limited	England & Wales
FIS Financial Solutions Canada Inc.	Canada
FIS Financial Systems (France) SAS	France
FIS Foundation, Inc.	Wisconsin
FIS GCS LLC	Delaware
FIS Global Business Solutions India Private Ltd. (99%)	India

Company	Incorporation

FIS Global Execution Services (Ireland) Limited	Ireland
FIS Global Execution Services Limited	England & Wales
FIS Global Holdings S.a.r.l	Luxembourg
FIS Global Solutions Philippines, Inc.	Philippines
FIS Global Trading (Deutschland) GmbH	Germany
FIS Global Trading (Hong Kong) Limited	Hong Kong
FIS Global Trading (Iberica) S.L. Unipersonal	Spain
FIS Global Trading (Nederland) B.V.	Netherlands
FIS Global Trading (Portugal), Unipessoal Lda	Portugal
FIS Global Trading (Singapore) Pte. Ltd.	Singapore
FIS Global Trading (Suisse) SA	Switzerland
FIS Healthcare Trustee Limited	England & Wales
FIS Holdings Mauritius	Mauritius
FIS International Subsidiaries Holdings LLC	Delaware
FIS Investment Ventures LLC	Delaware
FIS Investor Services Germany GmbH	Germany
FIS Investor Services India Private Limited	India
FIS Investor Services LLC	Delaware
FIS Investor Services Poland Sp. Z o.o.	Poland
FIS Japan KK	Japan
FIS Kingstar Cayman Islands Limited	Cayman Islands
FIS Korea Ltd.	Korea, Republic of
FIS Management Services Mexico, S. de R.L. de C.V.	Mexico
FIS Management Services, LLC	Delaware
FIS Merchant Solutions Mexico S.A. de C.V.	Mexico
FIS Norway AS	Norway
FIS Pakistan (Private) Limited	Pakistan
FIS Payment Solutions & Services India Private Limited	India
FIS Payments (Ireland) Limited	Ireland
FIS Payments (UK) Limited	England & Wales
FIS Payments LLC	Wisconsin
FIS Pensions Limited	England & Wales
FIS Romania SRL	Romania
FIS SG (Italia) S.r.l.	Italy
FIS SG International Holdings LLC	Delaware
FIS SG Systems Philippines Inc.	Philippines
FIS Solutions (India) Private Limited	India
FIS Solutions Software (India) Private Limited	India
FIS Solutions, LLC	Delaware
FIS Systeme GmbH	Germany
FIS Systems (Hong Kong) Limited	Hong Kong
FIS Systems (Luxembourg) S.A.	Luxembourg
FIS Systems (Malaysia) Sdn. Bhd.	Malaysia

Company	Incorporation

FIS Systems (Singapore) Pte. Ltd.	Singapore
FIS Systems de Colombia S.A.S.	Colombia
FIS Systems International LLC	Delaware
FIS Systems Kenya Limited	Kenya
FIS Systems Limited	England & Wales
FIS Systems NZ Limited	New Zealand
FIS Systems Pty Ltd	Australia
FIS Systems South Africa (Pty) Limited	South Africa
FIS Technology (Beijing) Co. Limited	China
FIS Technology Services (Poland) Sp. z o.o.	Poland
FIS Technology Services (Tunisia) SARL	Tunisia
FIS Technology Services Singapore Pte. Ltd.	Singapore
FIS Treasury Centre Limited	England & Wales
FIS UK Holdings Limited	England & Wales
FIS Vietnam LLC	Vietnam
FIS Worldpay Jersey Limited	Jersey
FIS Worldpay (Malaysia) Sdn Bhd	Malaysia
FIS Worldpay (South Africa) Pty Ltd	South Africa
FIS Worldpay (Thailand) Co., Ltd.	Thailand
FIS-SG Holding Corp.	Delaware
FNIS Istanbul Danismanlik Limited Sirketi	Turkey
FV General Partner, LLC	Delaware
GL Trade (South Africa) (Proprietary) Limited	South Africa
GL Trade Software DOO	Serbia
GL Trade Solutions CMS (Thailand) Limited	Thailand
Glesia S.r.l.	Italy
GoCart LLC	Delaware
i DLX International B.V.	Netherlands
Information Services Luxembourg S.a.r.l.	Luxembourg
IntegraPay Holdings Pty Ltd	Australia
IntegraPay, LLC	Delaware
Integrity Treasury Solutions Inc.	Delaware
Integrity Treasury Solutions Pty Limited	Australia
Link2Gov Corp.	Tennessee
LinksPay, Inc.	Delaware
LinksPay Pty Ltd	Australia
Metavante Technologies Limited	England & Wales
NYCE Payments Network, LLC	Delaware
Oshap Software Industries Ltd.	Israel
Oshap Technologies Ltd.	Israel
Panther Holdco 2, Inc.	Delaware
Panther Holdco, Inc.	North Carolina

Company	Incorporation

Payment Brasil Holdings Ltda.	Brazil
Payment Chile S.A. (99.99%)	Chile
Payment Trust Limited	United Kingdom
Payments Technology Services Limited	Hong Kong
Paymetric Inc.	Delaware
Payrix Australia Holdings Pty Ltd	Australia
Payrix Australia PTY LTD	Australia
Payrix Canada Corp.	Canada
Payrix Holdings, LLC	Delaware
Payrix Intermediate LLC	Delaware
Payrix LLC	Florida
Payrix NZ Ltd	New Zealand
Payrix Solutions, LLC	New York
Pazien, Inc.	Delaware
People's United Merchant Services, LLC (51%)	Delaware
Platform Securities Holdings Limited	England & Wales
Platform Securities International Limited	Jersey
Platform Securities International Nominees Limited	Jersey
Platform Securities LLP	England & Wales
Platform Securities Nominees Limited	England & Wales
Platform Securities Services Limited	England & Wales
PT Fidelity Information Services Indonesia	Indonesia
PT FIS Systems Indonesia	Indonesia
RealNet Payments LLC	Delaware
Reech Capital Limited	England & Wales
Reliance Financial Corporation	Georgia
Reliance Integrated Solutions LLC	Delaware
Reliance Trust Company	Georgia
Rocket Partners Holdings LLC (70%)	Delaware
Secondco Limited	England & Wales
Ship Holdco Limited	United Kingdom
Ship Luxco 2 S.a.r.l.	Luxembourg
Ship Luxco 3 S.a.r.l.	Luxembourg
Ship Midco Limited	United Kingdom
SunGard Data Systems Beijing Co. Ltd.	China
SunGard Global Services (Tunisia) III	Tunisia
SunGard Global Trading (Australia) Pty. Ltd.	Australia
SunGard India Sales Private Limited	India
Tayvin 346 Limited	United Kingdom
Trax BV	Belgium
Valutec Card Solutions, LLC	Delaware
Virtus Group, LP	Texas

Company	Incorporation

Virtus LP Holdings, LLC	Delaware
Virtus Partners Fund Services Ireland Limited	Ireland
Virtus Partners Fund Services Luxembourg S.a.r.l.	Luxembourg
Virtus Partners Ireland Ltd.	Ireland
Virtus Partners Ltd.	United Kingdom
Virtus Trade Settlement, LLC	Delaware
Virtus Fund Services	Delaware
Worldpay Argentina SRL	Argentina
Worldpay (HK) Limited	Hong Kong
Worldpay (UK) Limited	United Kingdom
Worldpay AP Ltd.	United Kingdom
Worldpay B.V.	Netherlands
Worldpay Canada Corporation	Canada
Worldpay Cayman Holdings Limited	Cayman Islands
Worldpay Company, LLC	Indiana
Worldpay Do Brasil Instituicao de Pagamento Ltda	Brazil
Worldpay eCommerce Limited	United Kingdom
Worldpay eCommerce, LLC	Delaware
Worldpay Finance Limited	United Kingdom
Worldpay Gaming Solutions, LLC	Delaware
Worldpay Governance Limited	United Kingdom
Worldpay Group Limited	United Kingdom
Worldpay Holdings (Barbados) SRL	Barbados
Worldpay Holdings Brasil Participacoes Ltda.	Brazil
Worldpay India Private Limited	India
Worldpay Integrated Payments Canada, LLC	Delaware
Worldpay Integrated Payments Solutions, Inc.	Nevada
Worldpay Integrated Payments, LLC.	Delaware
Worldpay International Group Limited	United Kingdom
Worldpay International Holdings Limited	United Kingdom
Worldpay International Limited	United Kingdom
Worldpay International Payments Limited	United Kingdom
Worldpay International Solutions Limited	United Kingdom
Worldpay ISO, Inc.	Nebraska
Worldpay K.K.	Japan
Worldpay Latin America Limited	United Kingdom
Worldpay Limited	Jersey
Worldpay Limited	United Kingdom
Worldpay Marketing Consulting (Shanghai) Co. Limited	China
Worldpay (NZ) Limited	New Zealand
Worldpay Payments (Barbados) SRL	Barbados
Worldpay Pte Ltd.	Singapore

Company	Incorporation

Worldpay Pty Ltd.	Australia
Worldpay S.a.r.l.	France
Worldpay Services Company	Delaware
Worldpay Technology Bucharest S.R.L.	Romania
Worldpay US, Inc.	Georgia
Worldpay, LLC	Delaware
YESpay International Limited	United Kingdom
YES-Secure.com Limited	United Kingdom
Zenmonics Inc.	North Carolina
Zenmonics Software Private Limited	India